UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 10, 2021

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1516 S. Bundy Dr., Suite 200, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Item 4.01. Changes in Registrant’s Certifying Accountant

A)	On December 10, 2021, Moss Adams LLP (“Moss Adams”) gave Portsmouth Square Inc. (the “Company”) notice that it was resigning as the Company’s independent registered public accounting firm. The reports of Moss Adams on the financial statements of the Company for the fiscal years ended June 30, 2020 and 2021 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended June 30, 2020 and 2021 and through December 10, 2021, there were no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference thereto in their reports on the Company’s financial statements for such years. During the fiscal years ended June 30, 2020 and 2021 and through December 10, 2021, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided Moss Adams with a copy of the above disclosures and has requested that Moss Adams furnish a letter addressed to the U.S. Securities and Exchange Commission (the “Commission”) stating whether or not it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree. The letter from Moss Adams is filed as Exhibit 16.1 to this Form 8-K.

B)	On January 31, 2022, the Audit Committee engaged Withum Smith & Brown (“Withum”) as the Company’s new independent registered public accounting firm. During fiscal years June 30, 2020 and 2021 and through January 31, 2022, there were no consultations or engagements with Withum on any matters described in Item 304(a)(2) of Regulation S-K. The Company has provided Withum with a copy of the above disclosures and requested that Withum review such disclosure before it is filed with the Commission and provided Withum with the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company’s expression of its views, or the respects in which Withum does not agree with the statements made by the Company. Withum provided no letter in response to this request.

Item 9.01. Financial Statements and Exhibits.

D)	Exhibits

16.1	Letter from Moss Adams on change in certifying accountant.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: February 2, 2022	By:	/s/ Danfeng Xu
Treasurer and Controller